EXHIBIT 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB for the year ended December 31, 2002, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respects the financial condition and results of operations of Nathaniel Energy Corporation


Dated  May 14, 2003                         By:  /s/  Stan Abrams
                                                 ---------------------------
                                                 Name:  Stan Abrams
                                                 Title:  Chief Executive Officer
                                                 Nathaniel Energy Corporation